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                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                              PRIMARK CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Primark Corporation (the "Company") made pursuant to the
Prospectus, dated                , 1999 (the "Prospectus"), if certificates for
the outstanding 9 1/4% Senior Subordinated Notes due 2008 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Delivery To:

              STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

         By Registered or Certified Mail:                         By Overnight Delivery:
        State Street Bank and Trust Company                 State Street Bank and Trust Company
            Corporate Trust Department                          Corporate Trust Department
                   P.O. Box 778                                   Two International Place
            Boston, Massachusetts 02102                         Boston, Massachusetts 02110
             Attention: Kellie Mullen                            Attention: Kellie Mullen
       By Hand: in New York (as Drop Agent)                         By Hand: in Boston
     State Street Bank and Trust Company, N.A.              State Street Bank and Trust Company
              61 Broadway, 15th Floor                             Two International Place
              Corporate Trust Window                           Fourth Floor, Corporate Trust
             New York, New York 10006                           Boston, Massachusetts 02110

                             For Information Call:
                                 (617) 664-5587

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                 (617) 664-5290

                     Attention: Corporate Trust Department

                             Confirm by Telephone:
                                 (617) 664-5587

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed delivery procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$ ____________________________________

Certificate Nos. (if available):

--------------------------------------

Total Principal Amount Represented      If Old Notes will be delivered by
by Old Notes Certificate(s):            book-entry transfer to The Depository
                                        Trust Company, provide account number.

$ ____________________________________  Account Number _______________________

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       ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE
   THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE

X ________________________________________________  ____________________________

X ________________________________________________  ____________________________
  SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY              DATE

Area Code and Telephone Number: ________________________________________________

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________

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Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange
Offer -- Guaranteed delivery procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

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Area Code and Telephone No.: ___________________________________________________

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                              AUTHORIZED SIGNATURE

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Date: __________________________________________________________________________

DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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